UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 4, 2004

____________________

GLOBAL INDUSTRIES, LTD.

(Exact name of registrant as specified in its charter)
Louisiana (State or other jurisdiction of incorporation or organization)	2-56600 (Commission File Number)	72-1212563 (I.R.S. Employer Identification No.)

8000 Global Drive		70665
P.O. Box 442, Sulphur, LA (Address of principal executive offices)		70664-0442 (Zip code)

Registrant's telephone number, including area code: (337) 583-5000

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 3, 2004, Global Industries, Ltd. issued a press release announcing operating results for the first quarter ended June 30, 2004, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (a).    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

    (b).    PRO FORMA FINANCIAL INFORMATION.

Not applicable.

    (c).    EXHIBITS.

99.1-Press Release dated August 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIES, LTD.

                                                                                By: /s/ TIMOTHY W. MICIOTTO

                                                                                ___________________________________

                                                                                            Timothy W. Miciotto

                                                                                 Senior Vice President/ Chief Financial Officer

Dated: August 3, 2004

EXHIBIT INDEX

                                        EXHIBIT

                                        NUMBER                EXHIBIT DESCRIPTION

                                            99.1                      Press Release dated August 3, 2004

EXHIBIT 99.1

[GLOBAL INDUSTRIES, LTD. LOGO]

FOR IMMEDIATE RELEASE

PRESS RELEASE CONTACT: WILLIAM J. DORE', JR.

Carlyss, Louisiana, (August 3, 2004) Global Industries, Ltd. (NASDAQ: GLBL) announced a net loss of $9.6 million, or $0.09 per diluted share for the quarter ended June 30, 2004, compared to net income of $0.7 million, or $0.01 per diluted share for the same period last year. Net loss for the six months ended June 30, 2004 was $18.0 million, or $0.17 per share, compared to a net loss of $0.3 million, or $0.00 per share for the six months ended June 30, 2003.

Revenues for the quarter ended June 30, 2004 decreased $65.2 million, or 42%, to $89.0 million from $154.2 million for the quarter ended June 30, 2003. Revenues for the six months ended June 30, 2004 decreased $129.3 million, or 43%, to $173.8 million from $303.1 million for the six months ended June 30, 2003.

Mr. William J. Dore', Global's Chairman and Chief Executive Officer, stated, "Our quarterly results reflect an industry-wide downturn in the U.S. Gulf of Mexico. As compared to the same period last year, our revenues from external customers were down 42% in this region. Also affecting the quarter was significantly less activity in our Middle East and West Africa OCD segments.  Partially offsetting these declines were significant activity increases in our Latin America segments.  During the quarter we reduced our selling general and administrative labor and associated costs; however, these savings have been offset by additional legal, audit, and consulting fees. Our backlog at June 30, 2004 was $277.1 million of which $222.2 million related to Latin America. During the quarter, we booked $178.6 million of new work. Our bids outstanding at June 30, 2004 approximated $1.0 billion. We are continuing to streamline operations, enhance project execution, and realign our business strategies. Our 2004 outlook remains positive and we expect to return to profitability in the second half of this year."

The Company has conformed its segment reporting this quarter to changes in its operating management structure that became effective June 2004. The Company's reportable segments still include two divisions, Offshore Construction Division and Global Divers and Marine Contractors. However, GDMC's Asia Pacific segment has been combined into OCD's Asia Pacific segment and the Gulf of Mexico shallow water pipelay has been removed from GDMC's Gulf of Mexico segment and added to OCD's Gulf of Mexico segment.

A conference call will be held at 9:00 a.m. Central Daylight Saving Time on Wednesday, August 4, 2004. Anyone wishing to listen to the conference call should dial 888.790.9477 or 210.234.9633 and ask for the "Global Industries Second Quarter" call. Phone lines will open fifteen minutes prior to the start of the call. The call will also be webcast in real time on the Company's website at www.globalind.com, where it will also be archived for anytime reference until August 18, 2004.

All individuals listening to the conference call or the replay are reminded that all conference call material is copyrighted by Global and cannot be recorded or rebroadcast without Global's express written consent.

Global Industries provides pipeline construction, platform installation and removal, diving services, and other marine support to the oil and gas industry in the Gulf of Mexico, West Africa, Asia Pacific, the Mediterranean, Middle East/India, South America, and Mexico's Bay of Campeche. The Company's shares are traded on the NASDAQ National Market System under the symbol "GLBL."

This press release may contain forward-looking information based on current information and expectations of the Company that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially are: industry conditions, prices of crude oil and natural gas, the Company's ability to obtain and the timing of new projects, and changes in competitive factors. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual outcomes could vary materially from those indicated.

	Set forth below are the Company's results of operations and selected balance sheet amounts for the periods indicated
	(In thousands, except shares and per share amounts)
	Three Months Ended	Three Months Ended
Results of Operations	June 30, 2004	June 30, 2003
Revenues	$89,009	$154,153
Gross profit	1,302	13,620
Selling, general, and administrative expenses	10,534	10,525
Operating (loss) income	$(9,232)	$3,095
Interest expense	2,870	2,850
Other expense (income)	1,273	(873)
(Loss) income before income taxes	(13,375)	1,118
Income taxes (benefit)	(3,743)	429
Net (loss) income	$(9,632)	$689
Average shares
Basic	110,996,000	100,719,000
Diluted	110,996,000	101,026,000
Net income per share
Basic	$(0.09)	$0.01
Diluted	(0.09)	0.01
Other data
Depreciation and amortization	$11,782	$15,677
Deferred income taxes (benefit)	(3,105)	2,141
Backlog at June 30, 2004 and 2003	277,109	70,472

	Set forth below are the Company's results of operations for the periods indicated
	(In thousands)
	Three Months Ended	Three Months Ended
Reportable Segments	June 30, 2004	June 30, 2003
Total Segment Revenues
Offshore Construction Division
Gulf of Mexico	$13,271	$30,582
West Africa	1,508	33,933
Latin America	31,702	3,352
Asia Pacific	23,913	26,754
Middle East	177	41,298
Subtotal	70,571	135,919
Global Divers and Marine Contractors
Gulf of Mexico	17,105	16,008
West Africa	--	3,920
Latin America	1,829	--
Middle East	5,643	3,582
Subtotal	24,577	23,510
Total	95,148	159,429

Intersegment elimination	(6,139)	(5,276)
Total segment revenues from external customers	$89,009	$154,153

Income (loss) before income taxes
Offshore Construction Division
Gulf of Mexico	$(6,602)	$(1,033)
West Africa	(4,347)	(7,707)
Latin America	975	(6,826)
Asia Pacific	(574)	4,143
Middle East	(3,008)	8,843
Subtotal	(13,556)	(2,580)
Global Divers and Marine Contractors
Gulf of Mexico	(997)	1,671
West Africa	(74)	1,206
Latin America	584	(185)
Middle East	1,520	939
Subtotal	1,033	3,631
Other	(852)	67
Total	$(13,375)	$1,118

	Set forth below are the Company's results of operations and selected balance sheet amounts for the periods indicated
	(In thousands, except shares and per share amounts)
	Six Months Ended	Six Months Ended
Results of Operations	June 30, 2004	June 30, 2003
Revenues	$173,779	$303,093
Gross profit	3,616	24,408
Selling, general, and administrative expenses	20,648	20,004
Operating (loss) income	$(17,032)	$4,404
Interest expense	6,267	5,595
Other expense (income)	1,661	(700)
(Loss) income before income taxes	(24,960)	(491)
Income taxes (benefit)	(6,990)	(182)
Net (loss) income	$(17,970)	$(309)
Average shares
Basic	106,338,000	100,645,000
Diluted	106,338,000	100,645,000
Net income per share
Basic	$(0.17)	$(0.00)
Diluted	(0.17)	(0.00)
Other data
Depreciation and amortization	$22,739	$27,764
Deferred income taxes (benefit)	(9,475)	7,230

Selected Balance Sheet Amounts	June 30, 2004	December 31, 2003
Cash	$19,964	$15,628
Working capital	68,782	37,321
Total assets	664,247	620,831
Debt	132,906	123,728
Shareholders' equity	407,359	377,071

	Set forth below are the Company's results of operations for the periods indicated
	(In thousands)
	Six Months Ended	Six Months Ended
Reportable Segments	June 30, 2004	June 30, 2003
Total Segment Revenues
Offshore Construction Division
Gulf of Mexico	$26,154	$73,875
West Africa	17,083	72,810
Latin America	60,065	7,268
Asia Pacific	38,137	60,884
Middle East	182	51,285
Subtotal	141,621	266,122
Global Divers and Marine Contractors
Gulf of Mexico	27,102	31,912
West Africa	525	5,474
Latin America	3,761	210
Middle East	11,674	8,274
Subtotal	43,062	45,870
Total	184,683	311,992

Intersegment elimination	(10,904)	(8,899)
Total segment revenues from external customers	$173,779	$303,093

Income (loss) before income taxes
Offshore Construction Division
Gulf of Mexico	$(17,477)	$(1,179)
West Africa	1,550	(6,788)
Latin America	4,502	(13,637)
Asia Pacific	(6,688)	5,053
Middle East	(5,741)	10,106
Subtotal	(23,854)	(6,445)
Global Divers and Marine Contractors
Gulf of Mexico	(4,303)	3,269
West Africa	(53)	1,515
Latin America	895	(323)
Middle East	3,073	1,431
Subtotal	(388)	5,892
Other	(718)	62
Total	$(24,960)	$(491)